Summary Prospectus
April 1, 2022

Easterly Total Hedge Portfolio

Class I (JTHIX) | Class R6 (JTHSX)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated April 1, 2022, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at https://www.EasterlyFunds.com/funds/. You can also obtain these documents at no cost by calling (toll free) (833) 999-2636, emailing info@EasterlyFunds.com or by asking any financial advisor, bank or broker-dealer that offers shares of the Fund.

Investment Objective: The Fund seeks attractive long-term risk-adjusted returns relative to traditional financial market indices.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, for transactions in Class I and Class R6 shares, which are not reflected in the tables and examples below.

Shareholder Fees	Class I	Class R6
Maximum Sales Charge (Load) Imposed on Purchases as a % of offering price	NONE	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends as a % of offering price	NONE	NONE
Maximum Contingent Deferred Sales Charge (Load) as a % of offering price	NONE	NONE
Redemption Fee	NONE	NONE
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class R6
Management Fees	1.00%	1.00%
Distribution and/or Service Rule 12b-1 Fees	NONE	NONE
Other Expenses	0.86%	0.63%
Interest/Dividend Expense	0.03%	0.03%
Acquired Fund Fees and Expenses(1)	0.54%	0.54%
Total Annual Fund Operating Expenses before Fee Waiver and/or Expense Reduction/Reimbursement	2.43%	2.20%
Fee Waiver and/or Expense Reduction/Reimbursement	(0.38)%	(0.52)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reduction/Reimbursement(2)	2.05%	1.68%
(1)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies (except the Fund’s wholly owned and controlled Cayman Islands subsidiary (the “Subsidiary”). These Acquired Fund Fees and Expenses are not considered in the calculation of the expense cap. The Total Annual Fund Operating Expenses in the above fee table will not correlate to the expense ratio in the Fund’s financial statement (or the financial highlights in this Prospectus) because the financial statement includes only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies (“Acquired Funds”).
(2)	Pursuant to an operating expense limitation agreement between Easterly Funds LLC, the Fund’s investment manager (“Easterly” or the “Adviser”), and the Fund, Easterly has contractually agreed to waive all or a portion of its advisory fee and/or pay expenses of the Fund so that total annual Fund operating expenses (excluding front-end and contingent deferred sales loads, leverage, interest and tax expenses, dividends and interest on short positions, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) for Class I and Class R6 do not exceed 1.48% and 1.11%, respectively. The expense limitation agreement for Class I and Class R6 shares will be in effect through March 31, 2023. This operating expense limitation agreement cannot be terminated during its term. Easterly is permitted to seek reimbursement from the Fund, subject to limitations, for management fees waived and Fund expenses it paid within three (3) years of the end of the fiscal year in which such management fees were waived or expenses paid, as long as the reimbursement does not cause the Fund’s operating expenses to exceed (i) the expense cap in place at the time the fees were waived or the expenses were incurred; or (ii) the current expense cap, whichever is less.
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Expense Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. It also shows costs if you sold your shares at the end of the period or continued to hold them. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects the contractual fee waiver/expense reimbursement arrangement for the first year only. Although your actual costs may be higher or lower, based on these assumptions, your costs, would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$208	$721	$1,261	$2,738
Class R6	$171	$638	$1,132	$2,493

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate of the Fund was 127% of the average value of its portfolio.

Principal Investment Strategies: The Fund seeks to achieve its investment objective by attempting to outperform the returns of a variety of investment strategies offered by private funds. The private fund investment strategies the returns of which the Fund will seek to outperform include “hedged equity,” “event driven,” “macro,” and “relative value” strategies. These strategies are described below:

1.	A hedged equity investment strategy typically involves establishing both long and short positions in equity or equity-linked instruments. A hedged equity strategy also may seek to manage risk by adopting “top-down” constraints on leverage, limits on net market exposure, net regional exposure and net sector exposure, position size limits, position stop-loss limits and parameters relating to the number of its positions. The Fund will seek to outperform the returns of various hedged equity investment strategies, such as, among others, equity market neutral, fundamental growth, fundamental value, quantitative directional strategies, short bias, and sectors such as energy, materials, technology and healthcare.
2.	Event driven investment strategies seek to profit from investing in securities of companies on the basis that a specific event or catalyst will affect future pricing. For example, merger arbitrage strategies seek to capitalize on price discrepancies and returns generated by a corporate transaction. Event driven investment strategies may purchase the common stock of a company being acquired and short the common stock of the acquirer in expectation of profiting from the price differential as a result of or in expectation of the consummation of the merger. The Fund will seek to outperform the returns of various event driven investment strategies, such as, among others, activist strategies, credit arbitrage, distressed investing, restructuring strategies and merger arbitrage.
3.	Macro-based strategies aim to exploit macro-economic imbalances across the globe. Macro-based strategies may be implemented through a broad range of asset classes including, but not limited to, equities, fixed income, currency and commodities. The Fund will seek to outperform the returns of various macro-based investment strategies, such as, among others, active trading, commodity, currency, discretionary thematic, systematic diversified and multi-strategy.
4.	Relative value strategies seek to identify and capitalize on valuation discrepancies between related financial instruments rather than on the direction of the general market. The Fund will seek to outperform the returns of various fixed income relative value strategies, such as, among others, asset-backed, master limited partnership (“MLP”), real estate, convertible arbitrage, corporate and sovereign strategies, as well as volatility investment strategies.

The Fund will seek to outperform the returns of private fund investment strategies by investing in a variety of asset classes, including global equities, global fixed income securities, currencies, commodities and rates, such as interest rates and measures of volatility.

The Fund expects to gain exposure to these asset classes primarily through exchange-traded products such as exchange-traded notes (“ETNs”), exchange-traded funds (“ETFs”) and mutual funds, including affiliated funds, although the Fund may invest directly in currencies, equities and fixed income securities. The Fund also expects to invest in derivative instruments to gain exposure to one or more asset classes, individual investments or investment strategies. The derivatives instruments that may be utilized by the Fund include options, futures, options on futures, forward contracts and swaps. Derivatives may also be used to generate leverage, seek to profit from the underlying asset’s price fluctuations, or hedge the Fund’s exposure to an asset class, individual investment or group of investments.

The Fund’s equity exposure may include exposure to both U.S. and non-U.S. common stocks and preferred stocks of any size market capitalization. The Fund’s fixed income exposure may include exposure to securities issued by governments, government-related entities or public and private companies. The Fund may seek exposure to fixed income instruments that are rated below investment grade (i.e., junk bonds), particularly in seeking to outperform the returns of certain private fund strategies such as distressed investing. The types of swaps in which the Fund may invest include, among others, total return, index, interest rate, credit default and volatility swaps. The Fund may also invest in swaps having payments linked to the returns of indices, individual securities or pooled investment vehicles, including limited partnerships, limited liability companies, offshore corporations and commodity pools (collectively, “Underlying Pools”). There is no limit on the Fund’s exposure to foreign companies, foreign governments or foreign currencies, which may include exposure to emerging markets.

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In constructing the Fund’s investments, the Adviser employs proprietary techniques and models to evaluate the drivers of performance of private funds that utilize hedged equity, event driven, macro and relative value strategies. The Adviser then identifies investments that it believes have similar drivers of performance to attempt to produce returns that correlate with, but are not identical to, the returns of the private funds tracked by the Adviser. The Adviser then determines the appropriate percentage that each particular investment strategy should represent of the entire Fund and weights the exposure to that investment strategy accordingly. The private fund returns on which the Adviser’s models are based are pulled from various sources and do not represent the returns of the entire private fund universe. The private fund returns tracked by the Adviser, the factors driving those returns and the percentage weightings assigned by the Adviser to each investment strategy are all expected to change over time.

The Fund may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”) to gain exposure to certain commodity-linked investments such as commodity futures, options and swap contracts. The commodity investments will be focused in four sectors of the commodities market: energy, precious metals, industrial metals and agricultural/livestock. The Fund may hold investments with commodity exposure outside of the Subsidiary and, therefore, it is possible the Fund’s exposure to commodities could exceed 25%. The Subsidiary may also hold cash, money market instruments, including affiliated and unaffiliated money market funds and other fixed income instruments to serve as margin or collateral for the Subsidiary’s derivative positions. Investments in the Subsidiary are intended to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The investment policies of the Subsidiary are the same as the investment policies of this sleeve of the Fund. The Subsidiary is subject to substantially the same investment restrictions and limitations, including asset coverage requirements, as are applicable to this sleeve of the Fund and will follow substantially the same compliance policies and procedures as the Fund, to the extent they are applicable. The Fund owns 100% of the Subsidiary’s interests.

Principal Risks: There is no assurance that the Fund will achieve its investment objective. The Fund share price will fluctuate with changes in the market value of its portfolio investments. When you sell your Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

ETF Risk - Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. ETFs are typically open-end investment companies, which may seek to track the performance of a specific index or be actively managed. In addition, their market value is expected to rise and fall as the value of the underlying index or other assets rises and falls. The market value of their shares may differ from the net asset value (“NAV”) of the particular fund. As a shareholder in an ETF (as with other investment companies), the Fund would bear its ratable share of that entity’s expenses in addition to its own fees and expenses. Further, if the Fund invests in leveraged ETFs, the more this leverage will magnify any losses on those investments. In addition, investments in an ETF are subject to, among other risks, the risk that the ETF’s shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the ETF’s shares. When all or a portion of an ETF’s underlying securities trade in a foreign market that is closed during the time the domestic market in which the ETF’s shares are listed and traded is open, there may be changes between the last quote from the closed foreign market and the value of such underlying security during the ETF’s trading day. ETFs also involve the risk that an active trading market for an ETF’s shares may not develop or be maintained. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities.

In times of market stress, market makers or authorized participants may step away from their respective roles in making a market in shares of the ETF and in executing purchase or redemption orders. During such times, the ETF’s shares may trade at a wider than normal discount or premium and may possibly face trading halts. International ETFs may have a limited number of authorized participants. To the extent that these authorized participants exit the business or are unable to proceed with creation and/or redemption orders with the ETF, and no other authorized participant is able to step forward, ETF shares may trade at a discount to net asset value and possibly face trading halts and/or delisting.

Interest Rate Risk - Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as interest rate changes by the Federal Reserve. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or otherwise adversely affected or the Fund may be unable to maintain positive returns. Securities with longer maturities or durations or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to interest rate changes.

Management Risk - The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results. In particular, there is risk that the portfolio managers’ asset allocation decisions may be ill-timed and result in the Fund investing in one or more asset classes that fall out of favor or failing to invest in an asset class that is gaining momentum. This risk is heightened because the portfolio managers primarily use historical data to determine asset allocation weightings that may not be predictive of future results. In addition, certain historical data used by the portfolio managers in making asset allocation determinations is supplied by Hedge Fund Research, Inc. (“HFRI”), a third-party that collects performance data from active hedge funds, funds of funds and managed futures investment products. The Adviser does not guarantee the accuracy of the data supplied by HFRI. If HFRI ceases to supply this data, the portfolio managers will need to find other sources of historical asset allocation data, which could result in changes to the Fund’s asset allocation and lead to portfolio turnover.

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Credit Risk - The issuer of fixed income instruments in which the Fund invests may experience financial difficulty and be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating. Credit ratings may not be an accurate assessment of liquidity or credit risk. Although credit quality may not accurately reflect the true credit risk of an instrument, a change in the credit quality rating of an instrument or an issuer can have a rapid, adverse effect on the instrument’s liquidity and make it more difficult for the Fund to sell at an advantageous price or time.

Equity Securities Risk - The Fund is subject to risks associated with investing in equity securities, including market risk, issuer risk, price volatility risks and market trends risk. The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. The Fund’s ability to achieve its investment objective may be affected by the risks attendant to any investment in equity securities. Common stockholders are subordinate to debt or preferred stockholders in a company’s capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments. The price of an individual security or particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole.

High Yield Bond (Junk Bond) Risk - High yield, below investment grade and unrated high risk debt securities (which also may be known as “junk bonds”) may present additional risks because these securities may be less liquid, and therefore more difficult to value accurately and sell at an advantageous price or time, may present more credit risk than investment grade bonds and may be subject to greater risk of default. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments.

Currency/Exchange Rate Risk - The dollar value of the Fund’s foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets.

Foreign Securities Risk - The Fund’s foreign investments will be affected by changes in the foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; less stringent investor protections and disclosure standards; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies. These risks are magnified for investments in developing or emerging countries, which may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits
(in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. These risks are magnified for investments in developing or emerging countries, which may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

Emerging Market Securities Risk - Emerging market investing involves risks in addition to those risks involved in foreign investing. For example, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. In addition, economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Certain emerging market countries may be subject to less stringent requirements regarding regulatory, disclosure, accounting, auditing, financial reporting and record keeping standards and therefore, material information related to an investment may not be available or reliable. Securities law and the taxation systems in emerging market countries may change quickly and unpredictably. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty’s legal obligations in certain jurisdictions outside of the United States, in particular, in emerging markets countries.

Government-Sponsored Enterprises Risk - U.S. government-sponsored enterprises are not backed by the full faith and credit of the U.S. government. There is the risk that the U.S. government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund, such as those issued by Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

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Event-Linked Securities Risk - The type, frequency and severity of events that trigger an increase or decline in the value of or income from event-linked securities (“trigger events”) are difficult to predict. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena or statistics relating to such events. Some event-linked bonds are commonly referred to as “catastrophe bonds.” If a trigger event occurs, the Fund may lose a portion or its entire principal invested in the security or notional amount on a swap. Actual losses may vary greatly from expected losses that are based on predictions about trigger events and thus, the expected return on an investment with respect to such instruments is difficult to calculate. Event-linked securities may at any given time be illiquid, thus, the sale of these investments may be made at substantial discounts, delayed or impossible. Event-linked securities may also expose the Fund to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Derivatives Risk - A derivative is an investment whose value depends on (or is derived from) the value of an underlying asset (including an underlying security), reference rate or index. Derivatives may be volatile and some derivatives have the potential for loss that is greater than the Fund’s initial investment. Over-the-counter (“OTC”) derivatives, which are those not cleared and settled through a central exchange, may be more difficult to purchase, sell or value than more traditional investments, such as stocks or bonds, because there may be fewer purchasers or sellers of the derivative instrument or the derivative instrument may require participants entering into offsetting transactions rather than making or taking delivery. The Fund may also lose money on a derivative if the counterparty (issuer) fails to pay the amount due. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the amount of payments that it is contractually entitled to receive). The Fund may also lose money on a derivative if the underlying asset on which the derivative is based, or the derivative itself, does not perform as the Adviser anticipated. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Compared to other types of investments, derivatives may be less tax efficient. The use of certain derivatives may cause the Fund to realize higher amounts of ordinary income or short-term capital gains, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of the Fund’s taxable income or gains, and may limit or prevent the Fund from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Fund to change its investment strategy. The Fund’s use of derivatives also may be limited by the requirements for taxation of the Fund as a regulated investment company.

Special Risks of Futures - Futures contracts are exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Risks of futures contracts may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying assets. The liquidity of the futures market generally depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent that participants decide to make or take delivery of the underlying investments, liquidity in this market could be reduced. Futures contracts can be purchased with relatively small amounts of initial margin compared to the cash value of the contracts. This economic leverage can increase the volatility of the Fund. Further, exchanges can limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability to implement the Fund’s strategies. Even a well-conceived futures transaction may be unsuccessful due to market events.

Special Risks of Swaps - Swap transactions are structured as over-the-counter two-party contracts and are often less liquid than other types of investments, and the Fund may be unable to sell or terminate its swap positions at a desired time or price. Certain swaps, such as total return swaps where two parties agree to “swap” payments on defined underlying assets or interest rates, can have the potential for unlimited losses. Swaps are also subject to the risk that the swap counterparty will not fulfill its contractual obligations. The swaps market is subject to extensive regulation under the Dodd–Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) and certain SEC and Commodity Futures Trading Commission (“CFTC”) rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Fund costs and expenses and could adversely affect the Fund’s ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Special Risks of Options - If the Fund sells (writes) a put option, there is risk that the Fund may be required to buy the underlying investment at a disadvantageous price. If the Fund sells (writes) a call option, there is risk that the Fund may be required to sell the underlying investment at a disadvantageous price. If the Fund purchases a put option or call option, there is risk that the price of the underlying investment will move in a direction that causes the option to expire worthless.

Special Risks of Forward Foreign Currency Contracts - A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. The cost to the Fund of engaging in forward foreign currency contracts varies with factors such as the currencies involved, the length of the contract period, interest rate differentials and the prevailing market conditions. Because forward foreign currency contracts are usually entered into on a principal basis, no fees or commissions are typically involved.

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The use of forward foreign currency contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does establish a rate of exchange in advance. While forward foreign currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

Value Style Investing Risk - Value investing strategies involve obtaining exposure to individual investments or market sectors that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Because different types of investments go out of favor with investors depending on market and economic conditions, the Fund’s return may be adversely affected during market downturns and when value investment strategies are out of favor.

Liquidity Risk - The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. Investments with an active trading market or that the Adviser otherwise deems liquid could become illiquid before the Fund can exit its positions. The liquidity of the Fund’s assets may change over time. Because Rule 144A securities are subject to certain restrictions on secondary market trading, they may be less liquid than registered, publicly traded securities. Therefore, Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Fund to sell these securities.

Underlying Pools Risk - Underlying Pools are subject to investment advisory and other expenses, which will be indirectly paid by the Fund as an investor in swaps whose returns are based on the returns of the Underlying Pools. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in an Underlying Pool. The Underlying Pools will pay management fees, brokerage commissions and operating expenses, and may also pay performance based fees to each Underlying Pool manager, which may be reflected in the return earned by the Fund on swaps based on Underlying Pools. Underlying Pools are subject to specific risks, depending on the nature of the fund. There is no guarantee that any of the trading strategies used by the managers retained by an Underlying Pool will be profitable or avoid losses and, therefore, that the Fund’s investments based on these Underlying Pools will not lose money. The Underlying Pools on which a portion of the Fund’s returns will be based are not registered investment companies and, therefore, will not be subject to the same controls and regulatory protections as registered investment companies.

Commodities Risk - Exposure to the commodities markets and/or a particular sector of the commodities markets may subject the Fund and the Subsidiary to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, commodity index volatility, changes in monetary and exchange control programs, domestic and foreign political and economic events and policies, war, acts of terrorism, population growth and changing demographics, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, changes in real or perceived domestic and foreign inflationary trends and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, pandemics, changes in storage costs, competition from substitute products, transportation bottlenecks or shortages, embargoes, tariffs, changes in import controls and worldwide competition, other regulatory developments and supply-related events in such countries could have a disproportionate impact on the prices of such commodities. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Also, ETFs and certain other commodity-linked derivative investments may subject the Fund indirectly through the Subsidiary to leveraged market exposure for commodities.

Medium and Small Capitalization Company Risk - Investing in medium and small capitalization companies may involve more risk than is usually associated with investing in larger, more established companies. There is typically less publicly available information concerning small and medium capitalization companies than for larger, more established companies. Some small and medium capitalization companies have limited product lines, distribution channels and financial and managerial resources and tend to concentrate on fewer geographical markets than do larger companies. Also, because small and medium capitalization companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Fund to buy and sell significant amounts of shares without an unfavorable impact on prevailing market prices.

Hedging Strategy Risk - Attempting to outperform the investment strategies of private funds that are hedged or otherwise seek reduced market exposure through short positions or other hedging techniques may produce an investment portfolio with reduced exposure to market risk. As a result, the Fund will likely underperform the broader equity markets during market rallies. In addition, the hedging strategies of the private funds whose returns are tracked by the Adviser may not be successful in reducing market risk and, in turn, the Fund may not provide protection from losses during market downturns.

Counterparty Risk - Certain derivative and OTC instruments in which the Fund may invest, such as OTC swaps and forwards, are subject to the risk that the other party to a contract will not fulfill its contractual obligations. The Adviser attempts to mitigate this risk by not entering into transactions with any counterparty that the Adviser believes does not have the financial resources to honor its obligations under the transaction and by monitoring the financial stability of counterparties.

Growth Style Investing Risk - Growth investing involves buying stocks that have relatively high price-to earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, the Fund’s performance may suffer.

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Mortgage- and Asset-Backed Securities Risk - Mortgage-backed and asset-backed securities have different risk characteristics than traditional debt securities. For example, principal is paid back over the life of the security rather than at maturity. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, mortgage-backed and asset-backed securities may be more sensitive to changes in interest rates. This is partly due to the fact that the borrower’s payments may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that securities with stated interest rates may have the principal prepaid earlier than expected, which may occur when interest rates decline. Prepayment may expose the Fund to a lower rate of return upon reinvestment of principal. Investments in mortgage-backed and asset-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on the underlying loans. Rates of prepayment faster or slower than expected by the Adviser could reduce the Fund’s yield, increase the volatility of the Fund and/or cause a decline in NAV.

Mortgage-backed and asset-backed securities are also subject to extension risk, which is the risk that the expected maturity of an obligation will lengthen in duration due to a decrease in prepayments, which may occur when interest rates rise. This may have an adverse effect on returns, as the value of the security decreases when principal payments are made later than expected. As a result, in certain interest rate environments, the Fund may exhibit additional volatility. In addition, the Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates. Additionally, mortgage-backed and asset-backed securities are subject to risks associated with their structure and the nature of the assets underlying the securities and the servicing of those assets. Certain mortgage-backed and asset-backed securities may face valuation difficulties and may be more volatile and less liquid than other types of mortgage-backed securities, asset-backed securities, mortgage-related securities and debt securities. In addition, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. The risks associated with mortgage-backed securities typically become elevated during periods of distressed economic, market, health and labor conditions. In particular, increased levels of unemployment, delays and delinquencies in payments of mortgage and rent obligations, and uncertainty regarding the effects and extent of government intervention with respect to mortgage payments and other economic matters may adversely affect the Fund’s investments in mortgage-backed securities.

MLP Risk - An MLP is a public limited partnership or limited liability company. Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over-the-counter market. The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments. However, MLP interests may be less liquid than conventional publicly traded securities. The risks of investing in an MLP are similar to those of investing in a partnership, including more flexible governance structures, which could result in less protection for investors than investments in a corporation. The managing general partner of an MLP may receive an incentive allocation based on increases in the amount and growth of cash distributions to investors in the MLP. This method of compensation may create an incentive for the managing general partner to make investments that are riskier or more speculative than would be the case in the absence of such compensation arrangements. Investors in an MLP would normally not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be. In addition, MLP distributions may be reduced by fees and other expenses incurred by the MLP. Investments in MLPs may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by MLPs in which it invests. Such expenses are not reflected in the above fee table. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

Certain MLPs may operate in, or have exposure to, the energy sector. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (OPEC) and relationships among OPEC members and between OPEC and oil importing nations.

MLP Tax Risk - MLPs generally do not pay U.S. federal income tax at the partnership level, subject to the application of certain partnership audit rules. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in the Fund and lower income.

Exchange-Traded Notes (“ETN”) Risk - Generally, ETNs are structured as senior, unsecured notes in which an issuer such as a bank agrees to pay a return based on the target commodity index less any fees. ETNs are synthetic instruments that allow individual investors to have access to derivatives linked to commodities and assets such as oil, currencies and foreign stock indexes. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the New York Stock Exchange) during normal trading hours. However, investors can also hold the ETN until maturity. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which is meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the unavailability of a secondary market. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees.

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ETNs are subject to the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or assets remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the referenced underlying market or assets. ETNs are also subject to the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN, which may cause the Fund’s operating expenses to be higher and its performance to be lower.

Portfolio Turnover Risk - The frequency of the Fund’s transactions will vary from year to year. Increased portfolio turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs and may result in higher taxes. Higher costs associated with increased portfolio turnover may offset gains in the Fund’s performance.

Investment and Market Risk - An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the Fund’s common shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the OTC markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) will occur that have significant impacts on issuers, industries, governments and other systems, including the financial markets. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. Investors will be negatively impacted if the value of their portfolio holdings decreases as a result of such events, if these events adversely impact the operations and effectiveness of the Adviser or key service providers or if these events disrupt systems and processes necessary or beneficial to the management of accounts. These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, increase the Fund’s volatility and exacerbate pre-existing risks to the Fund. The Fund’s common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Quantitative Strategy Risk - The Fund will use quantitative mathematical models that rely on patterns inferred from historical prices, performance returns and other financial data in evaluating prospective investments. However, most quantitative models cannot fully match the complexity of the financial markets and therefore sudden unanticipated changes in underlying market conditions can significantly impact the performance of the Fund. Further, as market dynamics shift over time, a previously highly successful model may become outdated – perhaps without the Adviser recognizing that fact before substantial losses are incurred. Moreover, there are an increasing number of market participants who rely on quantitative mathematical models. These models may be similar to those used by the Fund, which may result in a substantial number of market participants taking the same action with respect to an investment and some of these market participants may be substantially larger than the Fund.

Investments selected using these models may perform differently than expected and technical issues in the construction and implementation of the models may occur. The data utilized by the Adviser’s models will be based on only those private funds to which the Adviser has access, which is a subset of the entire private fund universe and which may change over time. If the data utilized by the Adviser proves to be incorrect, the Fund may suffer losses.

Risk of Investing in Other Investment Companies - Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level. To the extent the Fund invests in other investment companies, such as ETFs and closed-end funds, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees as a result of the Fund’s investments in other investment companies, such as mutual funds, ETFs, and closed-end funds. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by Fund expenses, including management fees.

Short Sales Risk - Short sales involve selling a security the Fund does not own in anticipation that the security’s price will decline. Short sales may cause the Fund to repurchase a security at a higher price, thereby causing the Fund to incur a loss. A short position in a security poses more risk than holding a long position in the same security. As there is no limit on how much the price of the security can increase, the Fund’s exposure is theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero. In order to establish a short position in a security, the Fund must borrow the security from a broker. The Fund may not always be able to borrow a security the Fund seeks to sell short at a particular time or at an acceptable price. The Fund also may not always be able to close out the short position by replacing the borrowed securities at a particular time or at an acceptable price. The Fund will incur increased transaction costs when selling securities short. In addition, taking short positions in securities results in a form of leverage which may increase the volatility of the Fund.

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Until the Fund replaces a security borrowed in connection with a short sale, it may be required to segregate cash or liquid assets to cover the Fund’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund’s ability to access the segregated collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with its obligations. The Fund may obtain only a limited recovery or may obtain no recovery in these circumstances.

Subsidiary Risk - By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The principal investments in which the Subsidiary may invest are derivatives and commodities. Because the Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund, as the sole investor in the Subsidiary, will not have the protections offered to investors in registered investment companies. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could negatively affect the Subsidiary and the Fund and its shareholders. There is no guarantee that the investment objectives of the Subsidiary will be achieved.

Tax Risk - The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. As a regulated investment company, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended (the “Code”). Generally, income from commodities is not qualifying income. Accordingly, the Fund intends to invest in commodities and commodity-linked derivatives through the Subsidiary and, consistent with Treasury regulations, treat income from the Subsidiary as qualifying income. If the Fund’s income and gains from the Fund’s investment in the Subsidiary is viewed as nonqualifying income, the Fund might not qualify as a regulated investment company for one or more years. In this event, the Fund’s Board would consider what action to take, which could include a significant change in investment strategy or liquidation. For more information, please see the “Certain Tax Considerations” section in the Fund’s Statement of Additional Information (“SAI”).

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance: The Fund has adopted the performance of the James Alpha Total Hedge Portfolio, a series of The Saratoga Advantage Trust (the “Predecessor Portfolio”), as the result of a reorganization of the Predecessor Portfolio into the Fund, which was consummated after the close of business on March 19, 2021 (the “Reorganization”). Prior to the Reorganization, the Fund had not yet commenced operations. The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the performance of the Class I shares from year-to-year and by showing how the average annual returns for 1 year and since inception of the Predecessor Portfolio compare with those of the HFRI Fund Weighted Composite Index. The past performance of the Fund and Predecessor Portfolio (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The returns shown for periods ending on or prior to March 19, 2021 are those of the Class I and Class S shares of the Predecessor Portfolio. Class A, Class C and Class I shares of the Predecessor Portfolio were reorganized into Class I shares of the Fund and Class S shares of the Predecessor Portfolio were reorganized into Class R6 shares of the Fund after the close of business on March 19, 2021. Class I and Class R6 shares’ returns of the Fund will be different from the returns of the Predecessor Portfolio as they have different expenses.

You may obtain the Fund’s updated performance information by calling toll free (833) 999-2636 or by visiting www.EasterlyFunds.com/funds/.

CLASS I ANNUAL TOTAL RETURNS – CALENDAR YEARS

Best Quarter:	Q2 2020	12.74%
Worst Quarter:	Q1 2020	-14.41%
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AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2021)

	1 Year	Life of Fund(1)
Class I Shares
Return Before Taxes	6.45%	6.23%
Return After Taxes on Distributions	4.16%	4.94%
Return After Taxes on Distributions and Sale of Fund Shares	4.27%	4.36%
Class R6 Shares
Return Before Taxes	6.94%	6.48%
HFRI Fund Weighted Composite Index (reflects no deduction for fees, expenses or taxes)	10.16%	7.04%
(1)	The Predecessor Portfolio commenced operations on June 30, 2017.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares only and after-tax returns for other classes will vary.

Management

Investment Adviser: Easterly Funds LLC

Portfolio Manager:

Akos Beleznay, PhD	Chief Investment Officer of the Adviser; Portfolio Manager of the Fund since its inception in 2021 (and of the Predecessor Portfolio since its inception in 2017).

Purchase and Sale of Fund Shares: In general, you may purchase, exchange, or redeem shares of the Fund on any day the New York Stock Exchange is open for business. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by check or wire transfer.

Generally, the minimum initial purchase for Class I shares is $1 million. Class R6 shares are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under Choosing a Share Class in the Fund’s prospectus. The minimum subsequent investment in the Trust is $100, except for employee benefit plans, mutual fund platform programs, supermarket programs, associations and individual retirement accounts, which have no minimum subsequent investment requirements. There is no minimum subsequent investment for the Fund.

Tax Information: Distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-free plan, in which case your distributions may be taxed when withdrawn from the tax-advantaged account. The Fund’s investment techniques may cause more of the Fund’s income dividends and capital gains distributions to be taxable at ordinary income tax rates than it would if it did not engage in such techniques.

Financial Intermediary Compensation: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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